UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

MONTHLY OPERATING REPORT

FOR THE PERIOD ENDING FEBRUARY 2, 2008

TABLE OF CONTENTS

Statement/Report	Page Number

Monthly Operating Summary Report/Debtor Questionnaire	2

Consolidated Statement of Operations	3

Consolidated Balance Sheet	4

Consolidated Statement of Cash Flows	5

Allocation of Disbursements among Legal Entities	6

Payments to taxing authorities	7

Accounts receivable and post-petition payable agings	8

Asset Sales	9

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Monthly Operating Summary Report/Debtor Questionnaire
For the fiscal month ended February 2, 2008
(in 000's)

Monthly Consolidated Financial Data			March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008	February 2, 2008
Sales			65,839	27,876	23,922	17,668	18,508	26,043	25,099	27,065	31,106	21,213
Consolidated expenses			21,626	10,817	10,168	7,398	9,443	11,468	9,883	10,012	11,956	11,615
Income (loss) before interest, restructuring, tax & reorg			9,623	(1,720)	(4,724)	(25)	(1,586)	30	1,635	850	(421)	(2,359)
Reorganization items			5,340	2,129	2,988	1,483	1,773	1,844	1,685	1,050	1,366	1,048
Net Income (loss)			3,710	(4,110)	(7,871)	(2,025)	(3,752)	(2,163)	(421)	(515)	(2,067)	(3,759)

REQUIRED INSURANCE MAINTAINED			EXPIRATION		Are all accounts receivable being collected within terms?					No
AS OF SIGNATURE DATE			DATE		Are all post-petition liabilities, including taxes, being paid within terms?					Yes
					Have any pre-petition liabilities been paid?					Yes
PROPERTY/CASUALTY	YES (X)	NO ( )	5/4/2008		If so, describe: Pursuant to court order
GENERAL LIABILITY	YES (X)	NO ( )	5/4/2008		Are all funds received being deposited into DIP bank accounts?					Yes
VEHICLE	YES (X)	NO ( )	5/4/2008		Are all funds being disbursed from DIP bank accounts?					Yes
WORKER'S COMPENSATION	YES (X)	NO ( )	5/4/2008		Were any assets disposed outside of the normal course?					Yes
EXECUTIVE PROTECTION (D&O)	YES (X)	NO ( )	5/4/2008		Were all proceeds from asset sales deposited in DIP bank accounts?					Yes
If so, describe: Pursuant to court order
					Are all U.S. Trustee Quarterly Fee Payments current?					Yes
What is the status of your Plan of Reorganization? No plan confirmed
					Are all post-petition tax returns being filed timely ?					Yes
Note: The Debtors note that all federal and state income tax returns with due dates subsequent to February 2007 have been filed except for one state which is being held per the advice of counsel.
					Have all bank accounts been reconciled as of the period end?					Yes
Note: The Debtors note that the reconciliation of certain store-level accounts occurs historically at mid-month for the previous month.

ATTORNEY NAME: Robert J. Dehney
FIRM NAME: Morris, Nichols, Arsht and Tunnell
ADDRESS: 1201 North Market Street, P.O. Box 1347					I certify under penalty of perjury that the following Monthly Operating Report,
CITY, STATE, ZIP: Wilmington, DE 1989901347					plus attachments, is true and correct to the best of my knowledge.
TELEPHONE: (302) 658-9200

/s/ Robert W. Driskell
Robert W. Driskell
Chief Financial Officer
March 24, 2008

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Operations
For the fiscal month ended February 2, 2008
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008	February 2, 2008

Sales	65,839	27,876	23,922	17,668	18,508	26,043	25,099	27,065	31,106	21,213
Cost of goods sold	34,590	18,779	18,478	10,295	10,651	14,545	13,581	16,203	19,571	11,957

Gross profit	31,249	9,097	5,444	7,373	7,857	11,498	11,518	10,862	11,535	9,256

Selling, general and administrative expense (SG&A)	21,139	10,407	9,780	7,125	9,173	11,126	9,621	9,720	11,569	11,128
Depreciation and amortization	487	410	388	273	270	342	262	292	387	487

Operating income (loss)	9,623	(1,720)	(4,724)	(25)	(1,586)	30	1,635	850	(421)	(2,359)

Reorganization expenses	5,340	2,129	2,988	1,483	1,773	1,844	1,685	1,050	1,366	1,048
Interest expense, net	673	261	355	517	393	349	371	315	363	352

Earnings (loss) before income taxes	3,610	(4,110)	(8,067)	(2,025)	(3,752)	(2,163)	(421)	(515)	(2,150)	(3,759)
Income taxes	(100)	0	(196)	0	0	0	0	0	(83)	0

Net earnings (loss)	3,710	(4,110)	(7,871)	(2,025)	(3,752)	(2,163)	(421)	(515)	(2,067)	(3,759)

SG&A Breakdown:
Wages and benefits	10,579	5,364	6,268	4,009	4,307	5,581	4,648	4,490	5,809	3,871
Advertising	2,245	736	336	371	866	1,320	1,241	1,810	2,030	1,657
Occupancy costs	6,141	3,268	3,674	2,849	3,086	3,087	2,953	2,824	2,823	2,623
Credit card fees	838	384	319	222	265	297	400	375	370	319
Other SG&A	1,336	655	(817)	(326)	649	841	379	221	537	2,658
Total selling, general and administrative expense	21,139	10,407	9,780	7,125	9,173	11,126	9,621	9,720	11,569	11,128

Note 1: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Balance Sheet
As of February 2, 2008
(in 000's)

	March 20, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2008	November 3, 2007	December 1, 2007	January 5, 2008	February 2, 2008
Assets
Current assets:
Cash and cash equivalents	9,763	4,924	3,838	8,581	8,904	4,849	4,225	3,783	3,366	2,927	2,280
Receivables, less allowance for doubtful accounts	2,659	5,956	5,530	5,950	5,736	5,764	5,834	6,124	6,584	6,495	4,167
Inventories	108,956	87,427	78,704	74,307	74,183	76,930	81,615	85,364	82,255	81,458	80,489
Income taxes refundable	10,105	10,105	10,105	10,105	10,105	10,105	8,235	8,235	8,235	8,235	8,118
Prepaid expenses	1,301	1,029	2,379	2,425	2,173	1,893	1,821	2,174	1,766	1,857	1,748
Total current assets	132,784	109,441	100,556	101,368	101,101	99,541	101,730	105,680	102,206	100,972	96,802

Property and equipment, at depreciated cost	50,393	49,424	48,802	45,478	43,883	43,524	43,348	43,829	43,330	42,878	43,683
Other assets	14,923	16,193	15,722	14,943	15,297	15,072	14,978	15,044	14,957	14,801	16,786
Total assets	198,100	175,058	165,080	161,789	160,281	158,137	160,056	164,553	160,493	158,651	157,271
Liabilities and Shareholders' Equity
Liabilities not subject to compromise
Accounts payable	0	8,999	10,154	12,769	15,218	16,640	19,393	22,190	20,435	19,700	19,347
Credit facility: DIP financing	53,021	15,893	10,596	17,500	17,500	17,500	17,500	19,533	18,706	20,131	23,608
Accrued liabilities	651	8,317	8,960	7,859	8,198	8,358	9,720	10,205	9,820	9,379	8,639
Deferred tax liabilities	6,273	6,273	6,273	6,273	6,273	6,273	6,273	6,273	6,273	6,273	6,273

Liabilities subject to compromise
Accounts payable	35,110	32,766	32,046	31,417	29,145	29,169	29,241	28,661	28,631	28,593	28,743
Accrued liabilities	19,687	16,299	14,714	14,526	14,366	14,222	13,995	14,043	13,317	13,215	13,022
Income taxes payable	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000
Long-term lease financing obligations	4,011	4,004	3,997	1,684	1,682	1,681	1,679	1,677	1,676	1,674	1,672
Capital Lease Obligations	1,731	1,728	1,726	1,722	1,718	1,714	1,710	1,706	1,701	1,697	1,693
Postretirement benefits other than pensions	9,216	9,276	9,345	9,414	9,403	9,473	9,542	9,519	9,588	9,658	9,531
Pension and SERP liabilities	8,281	8,403	8,498	8,594	8,690	8,786	8,881	8,978	9,074	9,169	8,557
Other liabilities	10,663	9,871	9,578	8,875	9,121	9,110	9,082	9,102	9,098	9,104	9,630
Total liabilities	149,644	122,829	116,887	121,633	122,314	123,926	128,016	132,887	129,319	129,593	131,715

Total shareholders' equity	48,456	52,229	48,193	40,156	37,967	34,211	32,040	31,666	31,174	29,058	25,556
Total liabilities and shareholders' equity	198,100	175,058	165,080	161,789	160,281	158,137	160,056	164,553	160,493	158,651	157,271

Note 1: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

Note 2: As of February 2, 2008, Hancock had $50.5 million of availability under the DIP Credit Facility.

Note 3: The Company adjusted previously reported MOR financial data (in bold) as follows:

Inventories, as previously reported	109,670	88,855	80,789	77,049	77,583	80,754	85,863	90,035	87,424	87,125
LIFO Adjustment	(714)	(1,428)	(2,085)	(2,742)	(3,400)	(3,824)	(4,248)	(4,671)	(5,169)	(5,667)
Inventories, as adjusted	108,956	87,427	78,704	74,307	74,183	76,930	81,615	85,364	82,255	81,458

Total shareholders' equity, as previously reported	49,170	53,657	50,278	42,898	41,367	38,035	36,288	36,337	36,343	34,725
LIFO Adjustment	(714)	(1,428)	(2,085)	(2,742)	(3,400)	(3,824)	(4,248)	(4,671)	(5,169)	(5,667)
Total shareholders' equity, as adjusted	48,456	52,229	48,193	40,156	37,967	34,211	32,040	31,666	31,174	29,058

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Consolidated Statement of Cash Flows
For the period February 2, 2008
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008	February 2, 2008
Cash flows from operating activities:
Net earnings	3,710	(4,110)	(7,871)	(2,025)	(3,752)	(2,163)	(421)	(515)	(2,067)	(3,759)
Adjustments to reconcile net earnings to cash flows used in operating activities
Depreciation and amortization, including cost of goods sold	1,187	700	1,290	(265)	374	576	318	519	859	315
Amortization of deferred loan costs	148	83	127	235	186	104	162	99	123	96
LIFO charge (credit)	(6,336)	(2,939)	(1,010)	1,548	699	(357)	159	221	(218)	497
Reserve for store closings credits, including interest expense	1,653	(39)	1,830	435	(7)	(10)	122	(514)	(50)	(9)
Reserve for obsolete inventory	(25)	(8)	(79)	0	0	0	0	0	0	118
Reserve for sales returns and bad debts	(81)	0	0	3	0	0	59	0	0	(47)
Stepped rent accrual	(30)	(111)	(563)	181	(1)	(31)	8	0	1	415
Impairment on property and equipment and other assets	0	0	0	0	0	0	0	0	0	269
Loss (gain) on disposition of property and equipment	210	72	523	(2,023)	(5)	0	(8)	77	(2)	(9)
Gain on disposition of lease financing obligations	0	0	(153)	0	0	0	0	0	0	0
Stock compensation expense	281	125	125	(113)	46	42	98	74	83	333
(Increase) decrease in assets
Receivables and prepaid expenses	(3,024)	(924)	(466)	466	252	2	(643)	(52)	(2)	547
Inventory at current cost	27,537	11,492	4,713	(685)	(3,358)	(4,322)	(3,757)	2,853	739	325
Income tax refundable	0	0	0	0	0	1,870	0	0	0	117
Other noncurrent assets	(1,418)	167	1,367	(589)	39	20	(228)	(12)	33	(281)
Increase (decrease) in liabilities
Accounts payable	6,655	435	1,986	177	1,446	2,826	2,217	(1,785)	(773)	(203)
Accrued liabilities	2,299	(737)	(2,946)	20	90	1,229	305	(606)	(500)	(929)
Income taxes payable	(100)	0	(196)	0	0	0	0	0	(83)	0
Postretirement benefits other than pensions	(163)	(43)	(43)	(122)	(41)	(42)	(134)	(42)	(41)	(304)
Long-term pension and SERP liabilities	245	156	158	156	157	156	157	156	157	(511)
Reserve for store closings	(53)	(297)	(41)	(308)	(67)	(55)	(26)	8	4	(2)
Other liabilities	(269)	(41)	(97)	92	(11)	(29)	83	(4)	7	164
Net cash used in operating activities	32,426	3,981	(1,346)	(2,817)	(3,953)	(184)	(1,529)	477	(1,730)	(2,858)

Cash flows from investing activities:
Additions to property and equipment	(598)	(42)	(185)	(21)	(101)	(410)	(950)	(63)	(131)	(1,272)
Proceeds from the disposition of property and equipment	489	282	134	3,165	3	4	8	1	2	11
Net cash used in investing activities	(109)	240	(51)	3,144	(98)	(406)	(942)	(62)	(129)	(1,261)

Cash flows from financing activities:
Net borrowings on revolving credit agreement	(37,128)	(5,297)	6,904	0	0	0	2,033	(827)	1,425	3,477
Payments for lease financing	(7)	(7)	(1)	(1)	(1)	(1)	(1)	(1)	(2)	(2)
Payments for capital leases	(2)	(3)	(3)	(3)	(3)	(3)	(3)	(4)	(3)	(3)
Payments for loan costs	0	0	(715)	0	0	(30)	0	0	0	0
Purchase of treasury stock	0	0	0	0	0	0	0	0	0	0
Tax obligation settled with treasury stock	(19)	0	(45)	0	0	0	0	0	0	0
Net cash provided by financing activities	(37,156)	(5,307)	6,140	(4)	(4)	(34)	2,029	(832)	1,420	3,472
Decrease in cash and cash equivalents	(4,839)	(1,086)	4,743	323	(4,055)	(624)	(442)	(417)	(439)	(647)
Cash and cash equivalents:
Beginning of period	9,763	4,924	3,838	8,581	8,904	4,849	4,225	3,783	3,366	2,927
End of period	4,924	3,838	8,581	8,904	4,849	4,225	3,783	3,366	2,927	2,280

Note: Other than annually for tax purposes, detailed financial statements are not prepared for Hancock Fabrics, Inc. and its six direct or indirect subsidiaries. Separate, stand-alone accounting records are not maintained in the general ledger for each Debtor. Accordingly, the financial statements presented are on a consolidated basis.

Note: The Company adjusted previously reported MOR financial data (in bold). See Balance Sheet for details.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Allocation of Disbursements among Legal Entities
For the periods ending
(in 000's)

		March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008	February 2, 2008
	Hancock Fabrics, Inc.	5,014	17,548	9,811	12,165	7,362	8,298	9,837	8,474	9,002	10,615	8,363
	Hancock Fabrics, LLC	111	390	729	652	335	382	449	393	396	508	368
	Hancock Fabrics of Michigan, Inc.	172	604	267	83	-	-	-	-	-	-	-
	HF Merchandising, Inc	3,585	12,546	11,857	12,247	11,341	15,006	20,904	16,705	13,497	19,978	15,267
	Hancockfabrics.com, Inc.	41	142	111	117	182	180	279	284	400	543	179
	HF Enterprises, Inc.	1	3	1	2	-	-	1	1	-	1	1
	HF Resources, Inc.	1	3	1	2	-	-	1	1	-	1	1

Revenue allocation by entity
		March 21, 2007 - March 31, 2007	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008	February 2, 2008
	Hancock Fabrics, Inc.	15,130	46,766	25,183	22,371	16,756	17,497	24624	23,667	25,526	29,196	20,053
	Hancock Fabrics, LLC	336	1,038	1,871	1,198	761	805	1,123	1,100	1,123	1,398	879
	Hancock Fabrics of Michigan, Inc.	521	1,609	686	152	-	-	-	-	-	-	-
	Hancockfabrics.com, Inc.	107	331	136	201	151	206	296	332	416	512	281
		16,094	49,745	27,876	23,922	17,668	18,508	26,043	25,099	27,065	31,106	21,213

Footnote:
Provided for the purpose of calculating the US Trustee fees under 28 USC Section 1930 (a).
Expenses were allocated to Hancock Fabrics, Inc., Hancock Fabrics, LLC, Hancock Fabrics MI, Inc., and Hancockfabrics.com, Inc. based on the revenue of the entities. The amounts for HF Merchandising, Inc., HF Enterprises, Inc. and HF Resources, Inc. were based on actual expenditures.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Payments to taxing authorities
For the period ending February 2, 2008
(in 000's)

Debtors in possession and trustees are required to pay post-petition tax liabilities incurred after the filing of their Chapter 11 petition on an as due basis.

	1) Federal income taxes	YES (X)	NO ( )
	2) FICA withholdings	YES (X)	NO ( )
	3) Federal employee withholdings	YES (X)	NO ( )
	4) Employer's FICA	YES (X)	NO ( )
	5) Federal unemployment tax	YES (X)	NO ( )
	6) State income and franchise taxes	YES (X)	NO ( )
	7) State employee withholdings	YES (X)	NO ( )
	8) State unemployment taxes	YES (X)	NO ( )
	9) Property taxes	YES (X)	NO ( )
	10) Sales tax	YES (X)	NO ( )
	11) All other taxes	YES (X)	NO ( )

If any of the above taxes have not been paid, state below the tax not paid, the amount past due and the date of the last payment

** DETAILS OF PAYMENTS TO SPECIFIC TAXING AUTHORITIES IS AVAILABLE UPON REASONABLE WRITTEN REQUEST TO THE
DEBTOR'S COUNSEL AT MORRIS, NICHOLS, ARSHT AND TUNNELL, ATTN: DEREK ABBOT, 1201 NORTH MARKET STREET, WILMINGTON DE 19899

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Accounts Receivable & Payable Aging
As of February 2, 2008
(in 000's)

Accounts Receivable:	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	Sept. 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008	February 2, 2008
Current	80	17	28	24	48	52	33	21	30	34
61 - 90	12	26	7	11	7	8	7	5	5	6
91 - 120	27	9	19	4	7	6	8	7	6	7
Over 121	12	43	36	43	21	37	35	37	41	26
Total aged accounts receivable	131	95	90	82	83	103	83	70	82	73
Excess work comp. claims	463	453	456	465	464	459	458	455	459	457
Accounts receivable vendors	152	209	1,599	1,145	1,077	1,107	1,166	1,134	1,375	1,188
Accounts receivable employees	5	7	6	7	7	6	4	5	4	4
Accounts receivable pension fund	333	347	361	381	393	426	498	521	535	577
Customer accounts receivable*	100	100	82	80	80	81	81	80	80	82
Credit card sales***	4,772	4,319	3,356	3,576	3,660	3,652	3,834	4,319	3,960	1,786
	5,956	5,530	5,950	5,736	5,764	5,834	6,124	6,584	6,495	4,167

Accounts Payable **	May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	Sept. 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008	February 2, 2008

0 - 30	4,996	3,739	5,222	7,846	7,526	8,550	10,998	10,402	7,278	9,896
31 - 60	223	381	847	303	733	1,353	1,080	1,865	2,599	1,479
61 - 90	-	12	8	11	24	127	94	34	27	284
91 - 120	-	-	-	-	-	23	127	62	14	10
Total aged accounts payable	5,219	4,132	6,077	8,160	8,283	10,053	12,299	12,363	9,918	11,669
Distribution center inventory in transit	1,333	2,556	2,557	3,249	4,442	4,741	4,181	2,961	4,923	3,322
Drop ship inventory in transit*	1,314	1,033	1,488	1,711	1,898	2,350	3,263	3,400	3,237	1,875
Misc. expense accruals*	1,133	2,433	2,647	2,098	2,017	2,249	2,447	1,711	1,622	2,481

Total unpaid post-petition payables	8,999	10,154	12,769	15,218	16,640	19,393	22,190	20,435	19,700	19,347

* Amounts shown are estimated based on historical data.

** The accounts payable agings is based on the invoice date. All vendors are generally being paid in accordance with negotiated payment terms.

*** During the period ended February 2, 2008, a receivable of $1.9 million previously classified under credit card sales was reclassified as a long-term receivable in other assets.

HANCOCK FABRICS, INC. AND SUBSIDIARIES, ET. AL.
CASE NUMBER: 07-10353 (BLS)

Asset Sales
As of February 2, 2008
(in 000's)

	March 21, 2007 - May 5, 2007	June 2, 2007	July 7, 2007	August 4, 2007	September 1, 2007	October 6, 2007	November 3, 2007	December 1, 2007	January 5, 2008	February 2, 2008

Proceeds
Fixtures	481.4	282.0	134.0	3.2	3.0	0.5	-	1.0	2.0	2.3
Vehicles	7.6	-	-	13.0	-	3.5	8.0	-	-	8.7
Land	-	-	-	3,148.8	-	-	-	-	-	-
	489.0	282.0	134.0	3,165.0	3.0	4.0	8.0	1.0	2.0	11.0

Note: All proceeds from the sale of assets outside the ordinary course were deposited into Hancock owned bank accounts which were swept against the DIP Credit Facility.